Exhibit 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Fredrik Nihlén, certify that:

1.	I have reviewed this annual report on Form 10-K/A of Neonode Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.;

Date: March 11, 2022

/s/ Fredrik Nihlén
Fredrik Nihlén
Chief Financial Officer